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                                                                    EXHIBIT 23.4



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to use of our report dated May 20, 1996 on the consolidated financial statements of United and Philips Communications B.V. included in or made a part of this Form S-4 registration statement.

                                        ARTHUR ANDERSEN & CO.



Amsterdam, The Netherlands,
  February 27, 1998.